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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


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                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) - July 13, 2000

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                          LOCKHEED MARTIN CORPORATION
            (Exact name of registrant as specified in its charter)

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

            Maryland                          1-11437                     52-1893632
(State or other jurisdiction of     (Commission File Number)             (IRS Employer
       Incorporation)                                                 Identification No.)

6801 Rockledge Drive, Bethesda, Maryland                                    20817
   (Address of principal executive offices)                              (Zip Code)

                                (301) 897-6000
             (Registrant's telephone number, including area code)

                                 -------------

                                Not Applicable
            (Former name or address, if changed since last report)

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Item 5. Other Events

     The Corporation is filing this Current Report on Form 8-K to provide the information contained in the Corporation's press release regarding its announcement of the execution of an agreement to sell the Corporation's Aerospace Electronics Business to BAE SYSTEMS, North America, dated July 13, 2000 which is included as Exhibit 99 to this Form.

Item 7. Exhibits

    Exhibit No.      Description
    -----------      -----------

     99              Lockheed Martin Corporation Press Release dated
                     July 13, 2000.


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LOCKHEED MARTIN CORPORATION



                                         /s/ Marian S. Block
                                     ---------------------------
                                         Marian S. Block
                                         Vice President, Associate General
                                         Counsel and Assistant Secretary


July 18, 2000


INDEX TO EXHIBITS

Exhibit No.        Description
-----------        -----------

99                 Lockheed Martin Corporation Press Release dated
                   July 13, 2000.